Exhibit 99.1

Houston, Texas, May 14, 2026 (GLOBE NEWSWIRE) — Prairie Operating Co. (Nasdaq: PROP) (the “Company,” “Prairie,” “we,” “our,” or “us”) – an independent energy company engaged in the development and acquisition of oil, natural gas, and natural gas liquids (“NGL”) resources in the Denver-Julesburg (DJ) Basin – today announced its financial and operational results for the first quarter ended March 31, 2026.

Recent Key Highlights

•	Total production of 2.1 MMBoe, or approximately 23,200 Boe/d, with 72% liquids (48% oil).
•	Total revenue of $83.4 million, an increase of over 500% quarter-over-quarter
•	Adjusted EBITDA(1) of $37.2 million, an increase of over 600% quarter-over-quarter.
•	Delivered strong operational execution, with recently drilled wells coming in below AFE.
•	Expanded hedging program, securing commodity price protection through the second quarter of 2029.
•	Executed partial refinancing of the Series F Preferred Stock in April, reducing outstanding balance and significantly lowering warrant-related dilution.

(1) Adjusted EBITDA is a Non-GAAP measure, refer to “Non-GAAP Financial Measures” for reconciliations of GAAP to non-GAAP financial measures used throughout this Current Report on Form 8-K.

Richard Frommer Interim Chief Executive Officer, commented:

“Prairie delivered a strong start to 2026, with meaningful production growth, solid financial performance, and continued operational execution across our DJ Basin assets. Importantly, we made significant progress on our capital structure during the quarter through the partial refinancing of the Series F Preferred, which reduced both the outstanding balance and potential dilution. This marks an important step forward, and we remain focused on fully addressing the remaining Series F Preferred to simplify our capital structure and remove this overhang entirely. With a high-quality asset base, improving financial profile, and clear strategic priorities, we believe Prairie is well positioned to deliver sustainable long-term value for our shareholders.”

First Quarter 2026 Highlights

•	Revenue of $83.4 million, driven by realized prices (excluding hedges) of $67.91 per barrel for oil, $13.33 per barrel for NGLs, and $2.53 per Mcf for natural gas.
•	Net loss attributable to Prairie Operating Co. common stockholders of $174.4 million, or $2.16 basic loss per share.
•	Adjusted EBITDA(1) of $37.2 million compared to $5.2 million for the quarter ended March 31, 2025.
•	Capital expenditures incurred of $34.1 million.
•	Net cash provided by operating activities of $42.3 million.

(1) Adjusted EBITDA is a Non-GAAP measure, refer to “Non-GAAP Financial Measures” for reconciliations of GAAP to non-GAAP financial measures used throughout this Current Report on Form 8-K.

Operational Update

Operationally, the first quarter of 2026 reflected continued strong execution across Prairie’s DJ Basin position, with a clear focus on efficiency, cost control, and consistent well performance.

Since January 1, the Company has drilled a total of 17 wells across two of its key development pads. At the Elder pad, Prairie drilled nine wells with an average spud-to-rig release time of 6.2 days and an average measured depth of approximately 18,435 feet. At the Opal Coalbank pad, the Company drilled 8 wells with an average spud-to-rig release time of 5.5 days and an average measured depth of approximately 18,373 feet.

Operational performance remained strong across both pads. Notably, 13 of the 17 wells were drilled in a single run, and all wells were delivered below AFE, with average cost savings exceeding $100,000 per well. These results highlight the Company’s continued improvements in drilling efficiency, execution consistency, and capital discipline. From a geological standpoint, the program included 13 Niobrara wells and four Codell wells, further enhancing the depth and quality of Prairie’s development inventory.

In addition to drilling activity, the Company continued to advance completion and turn-in-line operations, with early well performance meeting or exceeding expectations.

Overall, Prairie continues to execute at a high level, delivering strong operational results while maintaining disciplined capital allocation and positioning the Company for sustained, efficient growth.

First Quarter Results

Key Financial Highlights

(In thousands, except per share amounts)	Three Months Ended March 31, 2026
Total revenues	$83,417
Net loss attributable to Prairie Operating Co. common stockholders	$(174,397)
Loss per share – basic & diluted	$(2.16)
Adjusted EBITDA	$37,203
Capital expenditures (1)	$34,074

(1)	Excludes $47.3 million of capital costs included in accounts payable and accrued expenses as of March 31, 2026.

Revenue And Production

Revenue for the quarter ended March 31, 2026 was $83.4 million, $67.8 million related to oil. Production for the quarter ended March 31, 2026 was 2,086 MBoe and was comprised of approximately 48% oil (approximately 72% liquids).

Three Months Ended March 31, 2026
Revenues (in thousands)
Oil revenue	$67,838
Natural gas revenue	8,956
NGL revenue	6,623
Total revenues	$83,417

Production:
Oil (MBbls)	999
Natural gas (MMcf)	3,538
NGL (MBbls)	497
Total production (MBoe) (2)	2,086

Average sales volumes per day (Boe/d)	23,182

Average realized price (excluding effects of derivatives):
Oil (per MBbl)	$67.91
Natural gas (per MMcf)	$2.53
NGL (per MBbl)	$13.33
Average realized price (per MBoe)	$39.99

Average realized price (including effects of derivatives):
Oil (per MBbl)	$56.49
Natural gas (per MMcf)	$1.82
NGL (per MBbl)	$12.76
Average price (per MBoe)	$33.19

Average NYMEX prices:
WTI (per MBbl)	$72.74
Henry Hub (per MMBtu)	$4.71

(1) MBoe is calculated using six MMcf of natural gas equivalent to one MBbl of oil.

Operating Costs

(In thousands, except per Boe amounts)	Three Months Ended March 31, 2026
Lease operating expenses	$14,841
Lease operating expenses per Boe	$7.11

Transportation and processing	$2,496
Transportation and processing per Boe	$1.20

Ad valorem and production taxes (1)	$6,792
Ad valorem and production taxes per Boe	$3.26

General and administrative expenses (1)	$16,886
General and administrative expenses per Boe	$8.09

(1)	Ad valorem and production taxes payable for the three months ended March 31, 2026 includes the quarterly Colorado production fee of $0.6 million, or $0.27 per Boe.
(2)
General and administrative expenses for the three months ended March 31, 2026, includes non-cash stock-based compensation of $5.8 million, or $2.78 per Boe, and non-recurring litigation and severance settlement expenses of $3.3 million, or $1.60 per Boe.

Liquidity and Capital Resources

As of March 31, 2026, we had approximately $113.5 million of liquidity, primarily consisting of borrowings available under our Credit Facility. As of March 31, 2026, the Credit Facility had a borrowing base of $475.0 million and aggregate elected commitments of $475.0 million.

2026 Guidance Reaffirmed

Prairie reaffirms full-year guidance for 2026 as follows:

●	Average Daily Production: 25,500 – 27,500 Boe/d.
●	Capital Expenditures: $200.0 million – $220.0 million.
●	Adjusted EBITDA(1): $240.0 million – $260.0 million.

(1) Adjusted EBITDA is a Non-GAAP measure, refer to “Non-GAAP Financial Measures” for reconciliations of GAAP to non-GAAP financial measures used throughout this Current Report on Form 8-K.

Commodity Hedges

As of March 31, 2026, the Company had the following outstanding crude oil and natural gas derivative contracts in place, which settle monthly and are indexed to NYMEX West Texas Intermediate, NYMEX Henry Hub, and Mount Belvieu OPIS, respectively:

	Settling April 1, 2026 through December 31, 2026	Settling January 1, 2027 through December 31, 2027	Settling January 1, 2028 through December 31, 2028	Settling January 1, 2029 through December 31, 2029
Crude Oil Swaps:
Notional volume (Bbls)	3,775,808	4,662,503	2,862,307	210,000
Weighted average price ($/Bbl)	$62.86	$62.51	$62.17	$61.57
Natural Gas Swaps:
Notional volume (MMBtus)	10,957,305	14,082,126	5,606,357	400,000
Weighted average price ($/MMBtu)	$4.07	$4.08	$4.02	$4.11
Ethane Swaps:
Notional volume (Bbls)	309,747	400,675	220,109	—
Weighted average price ($/Bbl)	$11.25	$10.70	$9.96	$—
Propane Swaps:
Notional volume (Bbls)	436,790	522,684	199,160	—
Weighted average price ($/Bbl)	$28.64	$26.85	$25.93	$—
Iso Butane Swaps:
Notional volume (Bbls)	60,157	74,572	35,088	—
Weighted average price ($/Bbl)	$35.19	$31.77	$30.77	$—
Normal Butane Swaps:
Notional volume (Bbls)	153,300	184,140	74,903	—
Weighted average price ($/Bbl)	$35.71	$31.95	$30.36	$—
Pentane Plus Swaps:
Notional volume (Bbls)	126,531	160,242	78,806	—
Weighted average price ($/Bbl)	$54.79	$53.31	$52.81	$—

Non-GAAP Financial Measures

This Current Report on Form 8-K contains Adjusted EBITDA which is a financial measure not presented in accordance with U.S. GAAP. Adjusted EBITDA is used by management to evaluate the performance of our business, make operational decisions, and assess our ability to generate cashflows. Management believes Adjusted EBITDA provides investors with helpful information to better understand the underlying performance trends of our business, facilitate period-to-period comparisons, and assess the company’s operating results.

Adjusted EBITDA is derived from net loss attributable to Prairie Operating Co. and is adjusted for income tax benefit, depreciation, depletion, and amortization, abandonment and impairment of unproved properties, non-cash stock-based compensation, interest expense, net, non-cash loss on adjustment to fair value – embedded derivatives, debt, and warrants, unrealized loss on derivatives, and litigation and severance settlement expense, all as applicable. We adjust net loss attributable to Prairie Operating Co. for the items listed above to arrive at Adjusted EBITDA because these amounts can vary substantially between periods and companies within our industry depending upon accounting methods, book values of assets, capital structures, and the method by which assets were acquired. Adjusted EBITDA has limitations as an analytical tool, including that it excludes certain items that affect our reported financial results. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income calculated in accordance with GAAP or as an indicator of our operating performance or liquidity. Additionally, our calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies.

The following table presents the reconciliation of Net loss attributable to Prairie Operating Co. to Adjusted EBITDA for the periods indicated:

	Three Months Ended March 31,
	2026	2025
	(In thousands)
Net loss attributable to Prairie Operating Co.	$(152,673)	$(2,617)
Adjustments:
Depreciation, depletion, and amortization	15,844	2,123
Abandonment and impairment of unproved properties (1)	412	—
Non-cash stock-based compensation	5,805	1,324
Interest expense, net	8,130	1,308
Unrealized loss on derivatives	162,883	898
Non-cash loss on adjustment to fair value – embedded derivatives, debt, and warrants (2)	31,851	2,164
Litigation and severance settlement expense	3,345	—
Income tax benefit (3)	(38,394)	—
Adjusted EBITDA	$37,203	$5,200

(1)	Reflects the abandonment of unproved locations which we have deemed non–core and allowed to expire.
(2)	Reflects the changes in the fair values of the financial instruments measured at fair value on a recurring basis.
(3)	Reflects deferred income taxes recognized for the three months ended March 31, 2026.

The following table presents the reconciliation of expected full-year 2026 Net income attributable to Prairie Operating Co. to expected full-year 2026 Adjusted EBITDA:

	Full-year 2026 Guidance Range
	(In thousands)
Net income attributable to Prairie Operating Co.	$55,000	$65,000
Adjustments:
Depreciation, depletion, and amortization	41,000	41,000
Non-cash stock-based compensation	18,000	18,000
Interest expense, net	35,000	33,000
Unrealized loss on derivatives	5,000	15,000
Non-cash loss on adjustment to fair value – embedded derivatives, debt, and warrants (1)	65,000	65,000
Income tax expense (2)	21,000	23,000
Adjusted EBITDA	$240,000	$260,000

(1)	Reflects the changes in the fair values of the financial instruments measured at fair value on a recurring basis.
(2)	Reflects deferred income taxes.

Cautionary Statement about Forward-Looking Statements

The information included in this Current Report on Form 8-K and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements regarding future financial performance, business strategies, expansion plans, future results of operations, estimated revenues, losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on our management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report on Form 8-K, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained herein are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks are not exhaustive. Other sections of this Current Report on Form 8-K could include additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. Our Securities and Exchange Commission (the “SEC”), filings are available publicly on the SEC website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Accordingly, forward-looking statements in this Current Report on Form 8-K should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

All forward-looking statements expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by this cautionary statement.

Regulation FD Disclosure

The Company announces material information to the public through a variety of means, including filings with the SEC, press releases, public conference calls, and the investor relations section of its website at www.prairieopco.com.

In addition to these traditional channels, the Company also uses its official social media accounts as a means of disclosing information about Prairie and its business, and to comply with its disclosure obligations under Regulation FD. The Company’s official social media accounts currently include @PrairieOpCo on X (formerly Twitter) and linkedin.com/company/prairie-operating-co on LinkedIn. Information the Company posts through these social media channels may be deemed material. Accordingly, investors, the media, and others interested in the Company should monitor these accounts in addition to following the Company’s press releases, SEC filings, and public conference calls and webcasts. The Company may update the list of official social media accounts from time to time, and any such updates will be posted on the investor relations section of its website.

About Prairie Operating Co.

Prairie Operating Co. is a Houston-based publicly traded independent energy company engaged in the development and acquisition of oil, natural gas, and natural gas liquid resources in the United States. The Company’s assets and operations are concentrated in the oil and liquids-rich regions of the Denver-Julesburg (DJ) Basin, with a primary focus on the Niobrara and Codell formations. The Company is committed to the responsible development of its oil natural gas, and natural gas liquid resources and is focused on maximizing returns through consistent growth, capital discipline, and sustainable cash flow generation.

More information about the Company can be found at www.prairieopco.com.

Investor Relations Contact:

Wobbe Ploegsma

info@prairieopco.com

832-274-3449

Prairie Operating Co. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands, except share amounts)

	March 31, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$263	$20
Oil, natural gas, and NGL accrued revenue	27,095	22,728
Joint interest and other receivables	26,683	23,106
Derivative assets	—	28,812
Inventory	2,653	3,604
Prepaid expenses and other current assets	1,655	1,452
Total current assets	58,349	79,722

Property and equipment:
Oil and natural gas properties, successful efforts method of accounting including $115,613 and $57,897 excluded from depletable base as of March 31, 2026 and December 31, 2025, respectively	912,615	852,732
Other property and equipment	21,349	21,067
Less: Accumulated depreciation, depletion, and amortization	(65,110)	(49,343)
Total property and equipment, net	868,854	824,456
Deferred tax asset	16,742	—
Derivative assets	—	24,627
Debt issuance costs, net	11,679	12,642
Operating lease assets	2,997	2,966
Other non–current assets	133	133
Total assets	$958,754	$944,546

Liabilities, Mezzanine Equity, and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$104,642	$62,792
Oil, natural gas, and NGL revenue payable	34,026	30,300
Ad valorem and production taxes payable	30,352	31,385
Derivative liabilities	68,988	—
Operating lease liabilities	1,363	1,300
Total current liabilities	239,371	125,777

Long–term liabilities:
Credit facility	361,500	366,000
Subordinated note – related party	1,458	1,458
Subordinated note warrants, at fair value – related party	725	316
Series F convertible preferred stock embedded derivatives, at fair value	15,806	15,853
Series F convertible preferred stock warrants, at fair value	114,433	90,134
Derivative liabilities	40,457	—
Oil, natural gas, and NGL revenue payable	24,831	27,402
Ad valorem and production taxes payable	31,259	22,751
Deferred tax liability	—	21,652
Asset retirement obligation	3,657	4,019
Operating lease liabilities	1,756	1,792
Other long-term liabilities	1,042	1,082
Total long–term liabilities	596,924	552,459
Total liabilities	836,295	678,236

Commitments and contingencies

Mezzanine equity:
Series F convertible preferred stock; $0.01 par value; 50,000,000 shares authorized, and 98,000 and 121,500 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	122,059	136,146

Stockholders’ equity:
Series D convertible preferred stock; $0.01 par value; 50,000 shares authorized, and 5,982 shares issued and outstanding as of March 31, 2026 and December 31, 2025	—	—
Common stock; $0.01 par value; 500,000,000 shares authorized, and 85,331,304 and 62,499,375 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	854	625
Treasury stock, at cost; 659,096 and 111,357 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	(1,719)	(531)
Additional paid–in capital	241,653	217,785
Accumulated deficit	(240,388)	(87,715)
Total stockholders’ equity	400	130,164
Total liabilities, mezzanine equity, and stockholders’ equity	$958,754	$944,546

Prairie Operating Co. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)

	Three Months Ended March 31,
	2026	2025
Revenues:
Crude oil sales	$67,838	$10,788
Natural gas sales	8,956	1,223
NGL sales	6,623	1,579
Total revenues	83,417	13,590

Operating expenses:
Lease operating expenses	14,841	2,012
Transportation and processing expenses	2,496	907
Ad valorem and production taxes	6,792	957
Depreciation, depletion, and amortization	15,844	2,123
Exploration expenses	298	287
Abandonment and impairment of unproved properties	412	—
General and administrative expenses	16,886	5,551
Total operating expenses	57,569	11,837

Other (expenses) income:
Interest expense	(8,197)	(1,378)
Loss on derivatives, net	(177,060)	(898)
Loss on adjustment to fair value – embedded derivatives, debt, and warrants	(31,851)	(2,164)
Interest income and other	193	70
Total other expenses	(216,915)	(4,370)

Loss from operations before income taxes	(191,067)	(2,617)
Income tax benefit	38,394	—
Net loss attributable to Prairie Operating Co.	(152,673)	(2,617)
Series F preferred stock declared dividends	(3,670)	—
Series F preferred stock undeclared dividends	(966)	(245)
Remeasurement of Series F preferred stock	(17,088)	(90,612)
Net loss attributable to Prairie Operating Co. common stockholders	$(174,397)	$(93,474)

Loss per common share:
Loss per share, basic and diluted	$(2,16)	$(3.49)
Weighted average common shares outstanding, basic and diluted	80,585,148	26,796,704

Prairie Operating Co. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net loss attributable to Prairie Operating Co.	$(152,673)	$(2,617)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation, depletion, and amortization	15,844	2,123
Abandonment and impairment of unproved properties	412	—
Stock–based compensation	5,733	1,324
Unrealized loss on derivatives	162,883	898
Loss on adjustment to fair value – embedded derivatives, debt, and warrants	31,851	2,164
Deferred income taxes	(38,394)	—
Amortization of deferred financing costs	963	270
Changes in operating assets and liabilities:
Oil, natural gas, and NGL accrued revenue	(4,368)	(6,528)
Joint interest and other receivables	(3,576)	1,914
Inventory, prepaid expenses, and other current assets	1,062	(1,471)
Accounts payable, accrued expenses, and other current liabilities	13,901	20,756
Revenue, ad valorem, and production taxes payable	8,630	(1,901)
Net cash provided by operating activities	42,268	16,932

Cash flows from investing activities:
Cash paid for Bayswater asset purchase, net of cash received	—	(474,581)
Deposit on other oil and natural gas properties	—	(15,000)
Development of oil and natural gas properties	(34,074)	(38,999)
Other asset and leasehold purchases	(2,263)	—
Cash received from payment on note receivable	—	149
Net cash used in investing activities	(36,337)	(528,431)

Cash flows from financing activities:
Borrowings on the Credit Facility	56,000	349,000
Repayment on the Credit Facility	(60,500)	—
Debt issuance costs associated with the Credit Facility	—	(12,511)
Proceeds from the issuance of Common Stock	—	43,817
Financing costs associated with issuance of Common Stock	—	(3,077)
Proceeds from the issuance of Series F Preferred Stock	—	148,250
Financing costs associated with the issuance of Series F Preferred Stock	—	(1,233)
Payments of the Subordinated Note – related party	—	(3,214)
Proceeds from option exercise	—	583
Treasury stock repurchased	(1,188)	(336)
Net cash (used in) provided by financing activities	(5,688)	521,279

Net increase in cash and cash equivalents	243	9,780
Cash and cash equivalents, beginning of the period	20	5,192
Cash and cash equivalents, end of the period	$263	$14,972

Supplemental Disclosures of Cash Flow Information

The following table presents non–cash investing and financing activities for the periods presented:

	Three Months Ended March 31,
	2026	2025
	(In thousands)
Non–cash investing activities:
Increase in capital expenditure accruals and accounts payable	$24,183	$25,939

Non–cash financing activities:
Common Stock issued upon conversion of Series F Preferred Stock	$36,186	$1,351
Common Stock issued for Series F Preferred Stock dividends (1)	$3,487	$—
Common Stock issued to Bayswater as part of Bayswater Acquisition purchase price (2)	$—	$16,000
Common Stock issuance costs included in accrued liabilities	$—	$3,078
Series F Preferred Stock agreement amendment fees and issuance costs included in accrued liabilities and accounts payable	$3,327	$6,778
Common Stock issued upon conversion of Senior Convertible Note (3)	$—	$18,164
Common Stock issued upon conversion of Series D Preferred Stock	$—	$8,475

(1)	The Company elected to issue shares of Common Stock for the Series F Preferred Stock dividends payable on March 1, 2026.
(2)
The Company issued approximately 3.7 million shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) to Bayswater (as defined herein) as part of the Bayswater Purchase Price (as defined herein).

(3)
During the three months ended March 31, 2025, YA II PN, LTD., a Cayman Islands exempt limited company (“Yorkville”), converted the remaining $11.3 million of the initial $15.0 million convertible promissory note (the “Senior Convertible Note”) in exchange for 2.1 million shares of Common Stock.